Segment Report	12 Months Ended
Dec. 31, 2024
Segment Report [Abstract]
Segment Report

Note 9 – Segment Report

The Company’s Chief Executive Officer (“CEO”) is the chief operating decision maker who reviews financial information on a consolidated basis for purposes of allocating resources and evaluating financial performance. Accordingly, we determined we operate in a single reporting segment – developing products that use mRNA genetic biomarkers to potentially assess the occurrence of inflammation, and, as a result, inflammation related chronic diseases. Within this segment, the Company’s products will be sold into the medical markets.

The Company’s CEO assesses performance and decides how to allocate resources primarily based on consolidated net income, which is reported on the Company’s Consolidated Statements of Operations. Total assets on the Consolidated Balance Sheets represent our segment assets.